EXHIBIT 24.1

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose signatures appears below constitute and appoint Michael L. Gravelle his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form S-4 (No. 333-            ) and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 1, 2012.

By:

/s/ Frank R. Martire
Frank R. Martire

/s/ Michael D. Hayford
Michael D. Hayford

/s/ James W. Woodall
James W. Woodall

/s/ William P. Foley, II
William P. Foley, II

/s/ Thomas M. Hagerty
Thomas M. Hagerty

/s/ Keith W. Hughes
Keith W. Hughes

/s/ David K. Hunt
David K. Hunt

/s/ Stephan A. James
Stephan A. James

/s/ Richard N. Massey
Richard N. Massey

/s/ James C. Neary
James C. Neary

/s/ Gary A. Norcross
Gary A. Norcross

/s/ William C. Roese
William C. Roese

/s/ Lynn V. Cravey
Lynn V. Cravey

/s/ Barbara Akins
Barbara Akins

/s/ Kirk T. Larsen
Kirk T. Larsen

/s/ Ricky Lynn Cox
Ricky Lynn Cox

/s/ Rachel A. Landrum
Rachel A. Landrum

/s/ Jeffrey J. Erdmann
Jeffrey J. Erdmann

/s/ Nancy J. Langer
Nancy J. Langer

/s/ David B. Fura
David B. Fura

/s/ Kay Nichols
Kay Nichols

/s/ Paul Luc Robert Heyvaert
Paul Luc Robert Heyvaert

/s/ Christopher A. Clouse
Christopher A. Clouse

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